First Quarter 2019 Investor Presentation Disclosure

Forward-Looking Statements This presentation contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel; adverse economic factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both; a decline in our financial strength rating resulting in a reduction of new or renewal business; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain such relationships; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims, insurance companies with whom we have a fronting arrangement failing to pay us for claims, or an insured group of companies with whom we have an indemnification arrangement failing to perform their reimbursement obligations; changes in laws or government regulation, including tax or insurance law and regulations; the ongoing effect of Public Law No. 115-97, informally titled the Tax Cuts and Jobs Act, which may have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as on our shareholders; in the event we do not qualify for the insurance company exception to the passive foreign investment company ("PFIC") rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U.S. federal income taxation; the Company or any of its foreign subsidiaries becoming subject to U.S. federal income taxation; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities; losses from catastrophic events which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events; potential effects on our business of emerging claim and coverage issues; exposure to credit risk, interest rate risk and other market risk in our investment portfolio; our ability to obtain reinsurance coverage at prices and on terms that allow us to transfer risk and adequately protect our company against financial loss; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents; our ability to manage our growth effectively; inadequacy of premiums we charge to compensate us for our losses incurred; failure to maintain effective internal controls in accordance with Sarbanes-Oxley Act of 2002, as amended; and changes in our financial condition, regulations or other factors that may restrict our subsidiaries' ability to pay us dividends. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward-looking statements, is contained in our filings with the U.S. Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K filed with the SEC on February 27, 2019. These forward-looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined by Regulation G of the rules of the SEC. These non-GAAP measures, such as underwriting profit, adjusted net operating income, tangible equity and adjusted net operating return on average tangible equity (which is calculated as adjusted net operating income divided by the average tangible equity for the trailing five quarters) are not in accordance with, nor are they a substitute for, GAAP measures. We believe these non-GAAP measures provide users of our financial information useful insight into our performance. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures. Please refer to pages 25 & 26 of this presentation for a reconciliation of the non-GAAP financial measures to the equivalent GAAP equivalents.

Table of Contents Overview Our Business Financial Highlights Appendix

Overview

Our Strategy We deliver consistent, top tier returns on tangible equity and generate sector leading value creation - We are executing a clear growth strategy while maintaining superior underwriting margins and growing both non-risk fee and investment income - We target niche low volatility casualty risks for our 'A' rated balance sheet, with low retentions and little property exposure - We are focused on profitably growing our unique portfolio of new economy, excess and surplus and selected admitted risks - We seek out new opportunities to meaningfully build fee income and increase the proportion of total company non-risk earnings - We are optimizing investment returns, much of which are generated from niche strategies representing a small portion of our portfolio

Q1 2019: Improved Operating Results Gross Premiums Written $ 327.3 $ 298.1 9.8% Expense Ratio Combined Ratio 22.6% 96.2% 24.9% 96.4% -9.2% -0.2% Operating Income Net Investment Income 21.7 19.4 16.6 13.3 31.0% 46.6% TBV per Share Before the Deduction of Dividends Operating Return on Tangible Equity (OROATE) 18.94 16.9% 15.59 14.1% 21.5% 19.9% Source: SNL Financial, company filings.

Consistent Top Tier Returns Best in class risk reward generated with low volatility, sector-leading returns 18.0% AMSF,•15.5% 16.0% 14.0% KNSL,•15.4% JRVR,•13.1% RLI,•12.6% 12.0% 10.0% WRB,•8.4% 8.0% ARGO,•5.7% MKL,•6.2% 6.0% 4.0% 2.0% 0.0% 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 4-Yr Average Operating ROATE Standard Deviation Source: SNL Financial Operating ROATE calculated as trailing twelve month operating returns per share through March 31, 2019 divided by the average of the previous 5 quarters Tangible Book Value per Share. TBV per share data for KNSL commences Q4 2015. 4-Yr Average Operating ROATE

Leading Expense and Scale Benefit Our material expense advantage is a key competitive advantage 1 23.1• 22.6 20.0 •15.0 •10.0 •5.0 •- 2013 2014 2015 2016 2017 2018 2019Q1 James•River Peer•Average 2 1 GAAP expense ratio; all other expenses adjusted for inclusion in the expense ratio. 2 Peer Group: Amerisafe Inc. (AMSF), Argo Group International Holdings, Ltd. (ARGO), Kinsale Capital Group Inc. (KNSL), Markel Corp. (MKL), RLI Corp. (RLI) and W. R. Berkley Corp. (WRB). Source: SNL Financial (peer data), company filings

Leading Value Creation We have delivered best in class shareholder returns since becoming a public company 425% 375% 325% 18.0% 275% 16.0% 14.0% 225% 12.0% 175% Median•=•108.1% 10.0% 8.0% 125% 6.0% 75% 4.0% 2.0% 25% 0.0% -25% 2 AMSF KNSL JRVR RLI WRB MKL ARGO KNSL•JRVR RLI ARGO WRB AMSF MKL 1. Shareholder return represents the dividend-adjusted share price appreciation from James River's initial public offering date of December 12, 2014 until May 3, 2019. 2. KNSL's total shareholder return is calculated since its July 27, 2016 initial public offering. 3. Operating ROATE calculated as trailing twelve month operating returns per share through March 31, 2019 divided by the average of the trailing 5 quarters Tangible Book Value per Share. TBV per share data for KNSL commences Q4 2015. Source: SNL Financial.

Our Current Valuation Supports Meaningful Upside 40.0x 7.0x 35.0x 6.0x KNSL 30.0x Price•to•Next•12•Mths•EPS 5.0x 25.0x 2.0x WRB 10.0x 1.0x 5.0x 0.0x 0.0x 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2019•Consensus ROATE R2•= 0.5265 Source: SNL Financial. Market data as of May 3, 2019. 1 Analyst Consensus Operating Return on Average Tangible Equity for the full financial year 4.0x 20.0x 3.0x 15.0x Price•to•TBV

Our Business

Our Business E&S Segment - E&S business underwritten by specialists in 13 divisions organized by product or industry segment - 88.5% average combined ratio from 2014-2018 - Leading market for new economy risks led by transportation networking companies - Focus on small and medium-sized commercial accounts; 97% casualty and no primary property - Distributes through 120+ broker groups PROFITABLE SPECIALTY UNDERWRITING Specialty Admitted Segment - Specialty admitted insurance coverages in the US, including a growing fee income business - Growing, transactional driven fee based fronting business - Targeted book of workers' compensation risks - Gross fee income of $14.8MM in 2018 and $3.8MM Q1 2019 A FOCUS ON FEE INCOME Casualty Reinsurance Segment - Third-party proportional and working-layer excess casualty business focused on small and medium U.S. specialty lines - Significantly downsized during 2018 to optimize group returns and structure; remains core to group - 97% of the segment's Gross Written Premium consisted of E&S risks in 2018 - At December 31, 2018, 97% of third party treaties were written as quota share arrangements and 82% contained loss mitigation features to drive low volatility LOW VOLATILITY UNDERWRITING

Franchise Overview - We are a specialty, low volatility underwriting company with a proven history of generating consistent profits - Our key area of focus is small and medium sized commercial account Excess & Surplus Lines casualty business with $1 million per occurrence limits and approximately $20,000 average account premiums - We look to marry that with a growing fee business, through our fronting strategy within our specialty admitted segment - Our niche workers' compensation and third-party casualty reinsurance businesses help provide attractive returns on capital - We expect to deliver 12% or better operating returns on tangible equity for the 2019 fiscal year and a combined ratio of 94% to 97% - 2018 result: 14.8% OROATE 1 ; Q1 2019 YTD result: 16.9% OROATE 1 Source: Company filings 1 Operating Return on Average Tangible Equity, calculated as annualized YTD Operating Income divided by the average Tangible Equity over the period

Adam Abram and a group of investors purchase Front Royal, Inc., for $3 million - James River Group, Inc. is formed with $58 million of capital and a single insurance subsidiary, James River Insurance Company, an E&S underwriter - Stonewood Insurance Company is formed in Raleigh, NC to write highly inspected workers' compensation risks in 2004 James River successfully completes an IPO at 1.70x tangible book value The Group begins building out infrastructure for fronting and programs business in its Specialty Admitted segment Front Royal purchases Colony Insurance Company, an E&S underwriter (and Rockwood Casualty Insurance Company, a PA-based workers' compensation writer, in 1996) On pace to write more than $200 million of specialty premiums in the calendar year, Adam Abram sells Front Royal to Argo Group for 1.70x tangible book value - D. E. Shaw leads the purchase of James River for 2.60x tangible book value and re-domiciles the group to Bermuda - JRG Re, a Bermuda Class 3B reinsurer, is capitalized with $250 million the following year James River surpasses $1 billion in invested assets Received upgraded A.M. Best Rating of A (Excellent) - MARKET CAP IN EXCESS OF $1 BILLION - GROSS WRITTEN PREMIUMS OF $1.2 BILLION - 14.8% OROATE - 96.6% COMBINED RATIO James River successfully completes an IPO at $21 per share (1.35x tangible book value) YE 2018 Our Specialty Market History 14 We have a long history of success in building niche businesses and generating top tier returns for investors

E&S Focus | Profitable, Niche Specialty Underwriting ? Our business is heavily concentrated in E&S Casualty (92% of 2018 NWP and generated by both the E&S and Casualty Reinsurance segments). ? We have focused on building an attractive portfolio of new economy risks ? E&S is the most profitable part of the property/casualty market and has been gaining market share. E&S segment GWP grew by 24% during 2018 and 11% Q1 2019. Source: Market data per A.M. Best data and research and SNL Financial. Profitability of E&S vs. Total P&C Industry Avg. Combined Ratios 2000?2017 Difference of 5 percentage points 102.0 96.6 Total P&C Total US E&S E&S Gaining Share of P&C Insurance Market 2000 P&C Market 2017 P&C Market E&S E&S Total P&C GWP: $327.3bn 3.6% Total P&C GWP: $642.1bn E&S GWP: $11.7bn E&S GWP: $44.9bn Admitted Market 96.4% Admitted Market 93.0% 7.0% 15

16 Growth driven by attractive new economy risks, core E&S growth, and expansion of our fee based fronting business E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment($ in Millions) Segment Specialty Admitted Segment Casualty Reinsurance Segment PROFITABLE SPECIALTY UNDERWRITING A FOCUS ON FEE INCOME LOW VOLATILITY UNDERWRITING Attractive Growth in Gross Written Premium $309 $371 $530 $657 $167 $187 2015 2016 2017 2018 Q1 2018 Q1 2019 $91 $182 $316 $374 $87 $103 $45 $56 $61 $56 $14 $15 2015 2016 2017 2018 Q1 2018 Q1 2019 Gross Written Premium Net Written Premium $172 $184 $235 $136 $43 $38 2015 2016 2017 2018 Q1 2018 Q1 2019

Financial Highlights

Broad Risk Appetite Permits Us to 'Pick Our Spots'

Each Excess & Surplus Lines policy is underwritten by in-house specialists with deep technical expertise across 13 underwriting divisions

- During the first quarter of 2019, rates have increased 2.6% across our core (non-commercial auto) E&S business (the eighth consecutive quarter of rate increases), while submissions grew 17%

($ in millions) Division	Lead U/W Years of Industry Experience	Gross Written Premiums Quarter Ended Mar 31, 2019	Year Ended Dec 31, 2018	Year Ended Dec 31, 2017	Description
Commercial Auto	31	$92.0	$322.1	$248.0	Hired / non-owned auto, ride share
Manufacturers & Contractors (MC)	35	23.5	79.2	85.7	Products liability & completed operations exposure
General Casualty (GC)	31	21.3	54.1	38.1	Premises ops (e.g., apartments, offices & restaurants)
Excess Casualty	35	15.2	66.5	51.2	Following form excess on risks similar to GC and MC
Allied Health	25	9.3	30.4	19.2	Long-term care, outplacement facilities & social services
Energy	47	6.4	33.9	29.7	Oil & gas contractors, mining, alternative energy & utilities
Excess Property	33	4.8	16.9	14.4	CAT-exposed excess property > 1/100 year return period
Small Business	31	4.5	14.8	11.3	Small accounts similar to GC and MC
Life Sciences	35	3.9	16.7	13.0	Nutrition products, medical devices and human clinical trials
Environmental	47	2.5	10.5	7.9	Environmental contractors and consultants
Professional Liability	25	1.7	5.9	6.3	E&O for non-medical professionals (lawyers, architects, engineers)
Sports & Entertainment	31	1.0	3.7	3.0	Amusement parks, campgrounds, arenas
Medical Professional	25	0.4	1.8	2.3	Non-standard physicians and dentists
Total		$186.5	$656.5	$530.1	

JAMES RIVER GROUP HOLDINGS, LTD.

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? Demonstrated Underwriting Discipline We have proven our willingness to expand and contract when market conditions dictate, and have a strong track record of profitable underwriting E&S Segment GWP Growth vs. Total E&S Industry 60.0% (3.8) (23.1) (25.0) (15.9) 12.8 21.1 21.3 31.3 22.2 20.1 (3.5) (6.2) (4.1) (3.8) (1.8) 11.8 8.4 6.7 2.5 2.8 5.8 James River GWP Growth E&S Industry GWP Growth GWP Growth (%) 40.0% 20.0% 0.0% (20.0%) (40.0%) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 JRVR E&S Market Source: A.M. Best report E&S Segment Loss Ratio vs. Surplus Line Specialists Peer Group* Loss Ratio (%) 90.0% 80.2 80.0% 66.0 64.4 63.8 70.0% 62.6 62.6 61.4 59.9 59.9 59.4 59.5 57.3 56.9 55.2 54.5 56.3 54.9 56.1 60.0% 52.6 55.2 58.1 40.0% 30.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 James River Specialists Peer Group Excluding Commercial Auto 48.5 50.0% 40.4 Source: Company filings, A.M. Best data and research, and S&P Global Market Intelligence * Specialists Peer Group = Alleghany Insurance Holdings Group, Argo Group, Crum & Forster Insurance Group, Global Indemnity Group, HIIG Group, Houston Casualty Group, IFG Companies, Kinsale Insurance Company, Markel 2007-2017 Average Corporation Group, RLI Group, W.R. Berkley Insurance Group James River 57.2 Specialists Peer Group 60.6 19 42.9 62.9

$656.5 A Growing Fee Business Fee Income Example James River (Via Falls Lake subsidiaries) Insured Companies(Managing General Agents) Capacity Providers(Highly rated reinsurers assume underwriting risk and reward) 20

Traditional Investment Approach Augmented by Higher Yielding Alternatives

Investment Portfolio (as of March 31, 2019)



7%
4%
5%
14%
4%
66%
Fixed Maturity Securities
Equity Securities
Bank Loans
Short-Term Investments
Other Invested Assets
Cash

Total Cash and Investments: $1,898MM

Net Investment Yield



Duration:
3.6 yrs
3.5 yrs
3.4 yrs
3.5 yrs
3.3 yrs
(%)
5.0
4.0
3.0
2.0
1.0
0.0
3.8
4.0
3.5
3.3
4.1
2016
2017
2018
Q1 2018
Q1 2019

Source: Company filings.

Commentary

- Our investment portfolio consists of investment grade fixed maturity securities, selectively supplemented by non-traditional investments
- Examples of non-traditional investments we have made include:
  - Participations in floating rate syndicated bank loans, generally senior secured loans with an average credit rating[1] of "B";
  - Equity and debt investments in renewable energy project limited partnerships (~ $39MM carrying value);
  - Investment in a limited partnership that invests in the equity tranches of collateralized loan obligations (CLOs)
- Weighted average credit rating[1]: "A+"
- Negligible exposure to equity markets or correlated equity market exposure

1. Per S&P, or an equivalent rating from another nationally recognized rating agency; credit ratings of fixed maturity securities, bank loans and redeemable preferred stocks as of March 31, 2019.

JAMES RIVER GROUP HOLDINGS, LTD.
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Capital Management Maximizes Shareholder Value Capital Management History $1,050 $950 $850 $750 $650 $550 $450 $350 $388 $442 $482 $529 $559 $479 $466 $460 $472 $475 $490 $535$388$442$506$553$584$615$672$713$792$845$897$9512008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019 ? $416 million of capital returned since 2008 ? $210 million of capital returned to shareholders since December 2014 IPO, or 45.1% of tangible book value at that time ? Last twelve month dividend yield of 2.6%1 Tangible Equity Cumulative Capital Returned Tangible Equity Plus Cumulative Dividends and Share Repurchases ($ mm) 1. Calculated as dividends paid over last 4 quarters of $1.20 divided by May 3, 2019 closing share price of $45.30. Source: Company filings 22

Appendix

James River Group Key Metrics ? Exchange/Ticker NASDAQ / ?JRVR? Initial Public Offering $21.00 (December 12, 2014) Current Share Price $45.30 (Closing Price May 3, 2019) Market Capitalization $1.366 billion (May 3, 2019 market close) LTM Dividend / Yield $1.20 per share = 2.6% yield1 Gross Written Premium $1.167 billion in 2018 Total Capitalization $957 million as of March 31, 2019 AM Best Rating ?A? (Excellent) Analyst Coverage and Rating2 Compass Point (Neutral) ? Bijan Moazami Dowling (Neutral) ? Aaron Woomer B. Riley FBR (Neutral) ? Randy Binner JMP (Outperform) ? Matthew Carletti KBW (Neutral) ? Meyer Shields SunTrust (Buy) ? Mark Hughes UBS (Neutral) ? Brian Meredith 1. Based on Q2 2018, Q3 2018, Q4 2018 and Q1 2019 dividends and closing price of $45.30 on May 3, 2019. 2. Current coverage and ratings as of May 3, 2019. 24

Non-GAAP Measures Reconciliation Non-GAAP Reconciliation Underwriting Profit (Loss) ($mm) 2015 2016 2017 2018 Q1 2018 Q1 2019 Underwriting profit (loss) of the operating segments: Excess and Surplus Lines Specialty Admitted Insurance Casualty Reinsurance Total underwriting profit of operating segments Operating expenses of Corporate segment Underwriting profit Net investment income Net realized investment (losses) gains Other income and expenses Interest expense Amortization of intangible assets $ 47.6 1.1 (2.6) 46.1 (18.5) 27.6 44.8 (4.5) (0.5) (7.0) (0.6) $ 47.2 2.9 (0.2) 49.9 (20.4) 29.5 52.6 7.6 (1.3) (8.5) (0.6) $ 29.7 3.2 (1.8) 31.1 (25.3) 5.8 61.1 (2.0) (0.2) (9.0) (0.6) $ 42.8 7.0 5.1 54.9 (26.9) 28.0 61.3 (5.5) (0.8) (11.6) (0.6) $11.3 1.7 1.7 14.7 (7.5) 7.2 13.3 (0.8) 0.1 (2.6) (0.1) $ 13.1 1.7 0.3 15.1 (8.0) 7.1 19.4 1.6 0.3 (2.8) (0.1) Income before taxes $ 59.8 $ 79.3 $ 55.1 $ 70.8 $17.1 $ 25.5 Source: Company filings. 25

Non-GAAP Measures Reconciliation

Non-GAAP Reconciliation

($mm)

Adj. Net Operating Income	2015	2016	2017	2018	Q1 2018	Q1 2019
Income as reported	**$ 53.5**	**$ 74.5**	**$ 43.6**	**$ 63.8**	**$ 15.6**	**$ 22.7**
Net realized inv. (gains) losses	4.1	(5.2)	1.4	4.4	0.7	(1.0)
Initial public offering costs	-	-	-	-	-	-
Dividend withholding taxes	2.5	-	1.0	-	-	-
Other expenses	0.6	1.1	0.5	1.1	-	-
Interest expense	0.4	0.9	0.8	1.3	0.3	-
Adjusted net operating income	**$ 61.1**	**$ 71.3**	**$ 47.3**	**$ 70.6**	**$ 16.6**	**$ 21.7**

Tangible Equity	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Q1 2018	Q1 2019
Shareholders' equity	**$ 677.8**	**$ 724.7**	**$ 714.2**	**$ 762.4**	**$ 784.0**	**$ 701.5**	**$ 687.9**	**$ 681.0**	**$ 693.2**	**$ 694.7**	**$ 709.2**	**$ 685.8**	**$ 754.3**
Goodwill & intangible assets	(289.8)	(282.4)	(232.7)	(233.9)	(225.0)	(222.6)	(221.9)	(221.3)	(220.7)	(220.2)	(219.3)	(220.0)	(219.2)
Tangible equity	**$ 388.0**	**$ 442.3**	**$ 481.5**	**$ 528.5**	**$ 559.0**	**$ 478.9**	**$ 466.0**	**$ 459.7**	**$ 472.5**	**$ 474.5**	**$ 489.9**	**$ 465.8**	**$ 535.1**
Shares Outstanding (000's)	35,718	35,718	35,718	35,718	36,030	28,540	28,540	28,942	29,258	29,697	29,988	29,867	30,162
Tangible Equity per Share	**$ 10.86**	**$ 12.38**	**$ 13.48**	**$ 14.80**	**$ 15.52**	**$ 16.78**	**$ 16.33**	**$ 15.88**	**$ 16.15**	**$ 15.98**	**$ 16.34**	**$ 15.59**	**$ 17.74**

Note: In the Tangible Equity Table, 2008 to 2013 shares outstanding are retroactively adjusted for 50/1 stock split. Additionally, all amounts are as of December 31 for each period indicated, except Q1 2018 and Q1 2019 which are as of March 31.

Source: Company filings.

JAMES RIVER GROUP HOLDINGS, LTD.

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Compounding Value through an Unrelenting Focus on Underwriting Profit InvestorRelations@jrgh.net